NUMBER

CLIFFS

SHARES
SPECIMEN

CLEVELAND-CLIFFS INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

SEE REVERSE FOR CERTAIN DEFINITIONS

COMMON STOCK

CUSIP 185899 10 1

THIS CERTIFIES THAT:

SPECIMEN - NOT NEGOTIABLE

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF $0.125 EACH OF

CLEVELAND-CLIFFS INC.

transferable on the books of the Company by the registered holder thereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of the Company filed in the office of the Secretary of State of Ohio (copies of which are on file with the Company and with the Transfer Agent) to which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED:

CLEVELAND-CLIFFS INC. CORPORATE SEAL 1985 OHIO

COUNTERSIGNED AND REGISTERED:
BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

SPECIMEN
NOT NEGOTIABLE

CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

James D. Graham
SECRETARY

CLEVELAND-CLIFFS INC.

A COPY OF THE EXPRESS TERMS OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND OF ALL OTHER CLASSES AND SERIES OF SHARES WHICH CLEVELAND-CLIFFS INC. IS AUTHORIZED TO ISSUE WILL BE MAILED TO ANY SHAREHOLDER WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT FROM SUCH SHAREHOLDER OF A WRITTEN REQUEST THEREFOR. SUCH REQUESTS SHOULD BE ADDRESSED TO THE SECRETARY OF CLEVELAND-CLIFFS INC., 200 PUBLIC SQUARE, SUITE 3300, CLEVELAND, OHIO 44114-2315.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian....................
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,__________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____ *Shares*

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ________________________

Signature(s):

X____________________________________

X____________________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By ____________________________________

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.